Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer and Chief Financial Officer of NEW FIBER CLOTH TECHNOLOGY, INC., a Nevada corporation (the "Company"), do hereby certify that:

(1) The Quarterly Report on Form 10-Q for the fiscal year ended March 30, 2007 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 30, 2007	By: Yao DeRong YAO DERONG Chief Executive Officer
Date: May 30, 2007	By: /s/Parker Seto PARKER SETO Chief Financial Officer